Exhibit 10.1
Exchange and Consent Agreement
December 8, 2025
3D Systems Corporation
0% Convertible Senior Notes due 2026
The entity listed under “UNDERSIGNED” on the signature page hereto (the “Undersigned”), for itself and on behalf of the beneficial owners listed in Exhibit A hereto (“Accounts”) for whom the Undersigned holds contractual and investment authority (each, including the Undersigned if it is a party exchanging Notes (as defined below) and/or providing Consent (as defined below) in respect of Consenting Secured Notes (as defined below), an “Investor”), hereby agrees (i) to exchange (the “Exchange”), with 3D Systems Corporation, a Delaware corporation (the “Company”), certain of the Company’s 0% Convertible Senior Notes due 2026, CUSIP 88554D AD8 (the “Notes”) for the Shares (as defined below) and/or (ii) to consent to an amendment to the Indenture (the “Secured Notes Indenture”), dated as of June 23, 2025, by and between the Company, the guarantors party thereto and Wilmington Savings Fund Society, FSB (“WSFS”), as trustee and collateral agent, governing the Company’s 5.875% Convertible Senior Secured Notes due 2030 (the “Secured Notes”) for the Consent Fee (as defined below), in each case, pursuant to this exchange and consent agreement (this “Agreement”).
The Undersigned acknowledges and understands that the Exchange and the Consent Transaction (as defined below) were negotiated and agreed to independently of one another, and, furthermore, that the sole consideration to be received for the Exchanged Notes (as defined below) in the Exchange is the Shares (as defined below), and the sole consideration for the Consent is the Consent Fee.
The Undersigned also acknowledges and understands that the Exchange is being made without registration of the offer or sale of the Shares (as defined below) under the Securities Act of 1933, as amended (the “Securities Act”), or any securities laws of any state of the United States or of any other jurisdiction pursuant to a private placement exemption from registration under Section 4(a)(2) of the Securities Act and that each Investor participating in the Exchange is required to be an institutional “accredited investor” within the meaning of Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act that is also a “qualified institutional buyer” within the meaning of Rule 144A under the Securities Act. Capitalized terms used but not defined in this Agreement have the respective meanings set forth in the indenture, dated as of November 16, 2021 (the “Indenture”), between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”), governing the Notes.
1.On the basis of the representations, warranties and agreements herein contained and subject to the terms and conditions herein set forth, the Undersigned hereby agrees (x) to exchange, and to cause each other Investor, if any, to exchange, an aggregate principal amount of the Notes set forth opposite its name in Exhibit A hereto (the “Exchanged Notes”) free and clear of any Liens (as defined below) (together with any documents of conveyance or transfer that the Company may deem necessary or desirable to transfer to and confirm in the Company all right, title and interest in and to the Exchanged Notes free and clear of any Liens) in exchange for a number of shares of the Company’s common stock, $0.001 par value per share (the “Common Stock”), as set forth in Exhibit A hereto (the “Shares”) and/or (y) to (i) submit its consent and (ii) direct the eligible DTC participant through which the Undersigned and each Investor holds a beneficial interest in the Secured Notes to submit their consent, in each case, within four business days from the date of this Agreement, in accordance with the provisions set forth in Exhibit C, for 100% of the aggregate principal amount of the Secured Notes held by the Undersigned and each such Investor and set forth opposite its name in Exhibit A hereto (the “Consenting Secured Notes”), to amend the Secured Notes Indenture, in substantially the form of the supplemental indenture to the Secured Notes Indenture attached hereto as Exhibit D (collectively, the “Consent”) in exchange for an amount of cash as set forth in Exhibit A hereto (the “Consent Fee”) (the “Consent Transaction”); provided that for the avoidance of doubt each of the Investors may elect to participate in the Exchange and/or the Consent Transaction and the consummation of the Exchange is not conditioned upon the consummation of the Consent Transaction and the consummation of the Consent Transaction is not conditioned upon the consummation of the Exchange.
Each of the Company, the Undersigned and each Investor agrees that no Investor that participates in the Exchange shall deliver a Notice of Conversion with respect to any Exchanged Notes and each Investor shall hold the Exchanged Notes until the Closing (as defined below). In addition, the Undersigned and each Investor that participates in the Consent Transaction covenants that it will not sell, contract to sell, transfer or otherwise dispose of any Secured Notes, or revoke its Consent with respect to any such Secured Notes, prior to the time that the Consent is no longer permitted to be revoked as provided in Section 8.05 of the Secured Notes Indenture. In consideration for the performance of its obligations hereunder (including as described in the immediately preceding two sentences), the Company agrees (x) to deliver the Shares on the Closing Date (as defined below) to each Investor participating in the Exchange in exchange for the principal amount of Exchanged Notes as set forth in Exhibit A and (y) to deliver the Consent Fee on the Closing Date to each Investor participating in the Consent Transaction in exchange for its Consent as set forth in Exhibit A.
The Exchange and/or payment of the Consent Fee shall occur in accordance with the procedures set forth in Exhibit B hereto (the “Exchange and Consent Fee Payment Procedures”); provided that each of the Company, the Undersigned and the Investors that participate in the Exchange acknowledge that the delivery of the Shares to any Investor may be delayed due to procedures and mechanics within the system of Computershare Trust Company, N.A. (the “Transfer Agent”), The Depositary Trust Company (“DTC”) or the New York Stock Exchange (the “NYSE”) (including the procedures and mechanics regarding the listing of the Shares on the NYSE) or other events beyond the Company’s control and that any such a delay shall not be a default under this Agreement so long as (i) the Company is using its commercially reasonable efforts to effect such delivery, or (ii) such delay arises due to a failure by an Investor to deliver settlement instructions or other information or documents reasonably requested by the Company, the Transfer Agent, DTC, the NYSE or any regulatory authority; provided, further, that (i) no delivery of Shares will be made until the Exchanged Notes have been properly submitted for exchange in accordance with the Exchange and Consent Fee Payment Procedures and no interest will be payable by reason of any delay in making such delivery and (ii) no delivery of the Consent Fee in respect of Consenting Secured Notes, if any, will be made until the Undersigned has delivered evidence reasonably satisfactory to the Company that the Consent has been submitted in accordance with the procedures set forth in Exhibit C.

The closing of the Exchange, if applicable, and/or the payment of the Consent Fee, if applicable (the “Closing”), shall take place remotely via the exchange of documents and signatures at or around 10:00 a.m., New York City time, on December 16, 2025 (the “Closing Date”), or at such other time and place as the Company and the Undersigned mutually agree in writing.

All questions as to the form of all documents and the validity and acceptance of the Exchanged Notes and the Shares will be determined by the Company, in its sole discretion, which determination shall be final and binding. Subject to the terms and conditions of this Agreement, the Undersigned hereby, for itself and on behalf of the Investors, effective as of the Closing, (i) waives any and all other rights with respect to the applicable Exchanged Notes other than the right to receive the Shares and (ii) releases and discharges the Company and its affiliates and representatives from any and all claims, causes or rights, whether known or unknown, contingent or matured, that the Undersigned and the Investors may now have, or may have in the future, arising out of, or related to, such Exchanged Notes.

2.Representations and Warranties and Covenants of the Company. As of the date hereof and the Closing Date, the Company represents and warrants to, and covenants with, the Investors, and all such covenants, representations and warranties shall survive the Closing, that:
(a)The Company is duly incorporated, validly existing and in good standing under the laws of its jurisdiction of organization, and has the power, authority and capacity to execute and deliver this Agreement, to perform its obligations hereunder, and to consummate the Exchange, if applicable, and pay the Consent Fee, if applicable, contemplated hereby. No material consent, approval, order or authorization of, or material registration or declaration with, any governmental entity is required on the part of the Company in connection with the execution, delivery and performance by it of this Agreement and the consummation by the Company of the transactions contemplated hereby, except as may be required under any state or federal securities laws or that may be obtained after the Closing without penalty or such that would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the financial position or results of operations of the Company and its subsidiaries, taken as a whole.
(b)This Agreement has been duly executed and delivered by the Company and constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except that such enforcement may be subject to (a) bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other similar laws affecting or relating to enforcement of creditors’ rights generally and (b) general principles of equity, whether such enforceability is considered in a proceeding at law or in equity (the “Enforceability Exceptions”). Assuming the truth and accuracy of the representations and warranties and compliance with the covenants of the Undersigned and Investors herein, this Agreement and consummation of the Exchange, if applicable, and the Consent Transaction, if applicable, will not violate, conflict with or result in a breach of or default under (a) the certificate of incorporation, bylaws or other organizational documents of the Company, (b) any agreement or instrument to which the Company is a party or by which the Company or any of its assets are bound, or (c) any laws, regulations or governmental or judicial decrees, injunctions or orders applicable to the Company, except in the case of clauses (b) or (c), where such violations, conflicts, breaches or defaults would not affect the Company’s ability to consummate the transactions contemplated hereby.
(c)When delivered to the applicable Investor pursuant to the Exchange, if applicable, in accordance with the terms of this Agreement, the Shares will (i) be validly issued, fully paid and non-assessable, (ii) be free and clear of any Liens (as defined in Section 3(c) below), option, equity or other adverse claim thereto, including claims or rights under any voting trust agreements, shareholder agreements or other agreements, and (iii) will not be subject to any preemptive, participation, rights of first refusal or other similar rights (other than any such rights that will be waived prior to the Closing). Assuming the truth and accuracy of the representations and warranties and compliance with the covenants of the Undersigned and each Investor herein, if one or more Investor elects to participate in the Exchange, the Shares issued in connection therewith (A) will be issued in the Exchange exempt from the registration requirements of the Securities Act pursuant to 4(a)(2) of the Securities Act, (B) will be issued in CUSIP No. 88554D

205, and (C) will be free of any restrictive legend and any restrictions on resale on the Closing Date by such Investor pursuant to Rule 144 promulgated under the Securities Act.
(d)For the prior twelve months, the Company has filed all reports required to be filed by it with the Securities and Exchange Commission (the “SEC”) pursuant to the reporting requirements under Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), as applicable (other than Form 8-K reports), and every required interactive data file required to be submitted to the SEC.
(e)At or prior to 9:00 a.m., New York City time, on the first business day after the date hereof, the Company shall file with the Commission a current report on Form 8-K announcing the Exchange, if applicable, and the Consent Transaction, if applicable, which current report the Company acknowledges and agrees will disclose all confidential information (as described in the Wall Cross Email) to the extent the Company believes such confidential information constitutes material non-public information, if any, with respect to the Exchange, the Consent Transaction or otherwise communicated by the Company to the Undersigned in connection with the Exchange or Consent Transaction.
(f)There is no action, lawsuit, arbitration, claim or proceeding pending or, to the knowledge of the Company, threatened, against the Company that would reasonably be expected to impede the consummation of the Exchange, if applicable, or the payment of the Consent Fee, if applicable.
(g)No statement or printed material which is contrary to the publicly available filings and submissions made by the Company with the SEC under the Exchange Act, or any other documents and agreements used in connection with the Exchange or the Consent, has been made or given to the Undersigned by or on behalf of the Company.
3.Representations and Warranties and Covenants of the Undersigned. As of the date hereof and the Closing Date (except as otherwise set forth below), the Undersigned hereby, for itself and on behalf of the Investors, represents and warrants to, and covenants with, the Company that:
(a)The Undersigned and each Investor is a corporation, limited partnership, limited liability company or other entity, as the case may be, duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization. If the Undersigned is executing this Agreement on behalf of Accounts, (i) the Undersigned has all requisite discretionary and contractual authority to enter into this Agreement on behalf of, and, bind, each Account, and (ii) Exhibit A attached to this Agreement contains a true, correct and complete list of (A) the name of each Account and (B) the principal amount of each Account’s Exchanged Notes, if any, and Consenting Secured Notes, if any.
(b)The Undersigned has all requisite corporate (or other applicable entity) power and authority to execute and deliver this Agreement for itself and on behalf of the Investors. Each of the Undersigned, on behalf of itself and each Investor, and each Investor has all requisite corporate (or other applicable entity) power and authority to carry out and perform its obligations under the terms hereof and the transactions contemplated hereby. This Agreement has been duly authorized, executed and delivered by the Undersigned and constitutes the legal, valid and binding obligation of the Undersigned and each Investor, enforceable in accordance with its terms, subject to the Enforceability Exceptions.
(c)Each of the Investors is the sole legal and beneficial owner of the Exchanged Notes, if any, and the Consenting Secured Notes, if any, set forth opposite its name in Exhibit A attached to the Agreement. When the Exchanged Notes, if any, are exchanged, the Company will acquire good, valid and marketable title thereto, free and clear of all liens, mortgages, pledges, security interests, restrictions, title retention agreements, charges, encumbrances or adverse claims, rights or proxies of any kind (“Liens”). None of the Investors that is participating in the Exchange has, in whole or in part (other than pledges or security interests that an Investor may have created in favor of a prime broker under and in accordance with its prime brokerage agreement with such broker, all of which will be terminated prior to the Closing Date), (x) assigned, transferred, hypothecated, pledged, exchanged, submitted for conversion pursuant to the applicable indenture or otherwise disposed of any of its Exchanged Notes (other than to the Company pursuant hereto), or (y) given any person or entity any transfer order, power of attorney or other authority of any nature whatsoever with respect to its Exchanged Notes. None of the Investors that is participating in the Consent Transaction has, in whole or in part (other than pledges or security interests that an Investor may have created in favor of a prime broker under and in accordance with its prime brokerage agreement with such broker, all of which will be terminated prior to the Closing Date), (x) assigned, transferred, hypothecated, pledged, exchanged, submitted for conversion pursuant to the Secured Notes Indenture or otherwise disposed of any of its Consenting Secured Notes, or (y) given any person or entity any transfer order, power of attorney or other authority of any nature whatsoever with respect to its Consenting Secured Notes, in either case of (x) and (y), prior to the time that the Consent is no longer permitted to be revoked as provided in Section 8.05 of the Secured Notes Indenture.
(d)The execution, delivery and performance of this Agreement by the Undersigned and the performance by each Investor with all provisions hereof and the consummation of the transactions contemplated hereby, will not (i) require any consent, approval, authorization or other order of, or registration or qualification with, any court or arbitrator or governmental or regulatory body or agency (except as may be required under the securities or Blue Sky laws of the various states), (ii) constitute a breach or violation of any of the terms or provisions of, or result in a default under, (x) the organizational documents of any of the Undersigned or any Investor or (y) any material indenture, loan agreement, mortgage, lease or other agreement or instrument to which the Undersigned or any of the Investors is a party or by which the Undersigned or any Investor is bound (including any investment mandate or policy, limited partner committee directive or similar restriction), or (iii) violate or conflict with any applicable law or any rule, regulation, judgment, decision, order or decree of any court or any governmental body or agency having jurisdiction over the Undersigned or any of the Investors.
(e)The Undersigned and each Investor will comply with all applicable laws and regulations in effect necessary for each Investor to consummate the transactions contemplated hereby and obtain any consent, approval or permission required for the transactions contemplated hereby and the laws and regulations of any jurisdiction to which the Undersigned and each such Investor is subject, and the Company shall have no responsibility therefor.

(f)The Undersigned and each Investor acknowledges that no person has been authorized to give any information or to make any representation or warranty concerning the Company, the Exchange or the Consent Transaction other than the information set forth herein in connection with the Undersigned’s and each Investor’s examination of the Company and the terms of the Exchange, the Consent Transaction and the Shares, in each case, to the extent applicable, and the Company does not take, and J. Wood Capital Advisors LLC (the “Placement Agent”) does not take any responsibility for, and neither the Company nor the Placement Agent can provide any assurance as to the reliability of, any other information that others may provide to the Undersigned or any Investor.
(g)To the extent it is participating in the Exchange, the Undersigned and each Investor understands and accepts that acquiring the Shares in the Exchange involves risks. To the extent it is participating in the Exchange, the Undersigned and each Investor is a sophisticated participant in the transactions contemplated hereby and has such knowledge, skill and experience in business, financial and investment matters so that it is capable of evaluating the merits and risks with respect to the Exchange and an investment in the Shares. With the assistance of each Investor’s own professional advisors, to the extent that the Investor is participating in the Exchange, if any, and has deemed appropriate, such Investor has made its own legal, tax, accounting and financial evaluation of the merits and risks of an investment in the Shares and the consequences of the Exchange and this Agreement and the Investor has made its own independent decision that the investment in the Shares is suitable and appropriate for the Investor. Each Investor that is participating in the Exchange, if any, has considered the suitability of the Shares as an investment in light of such Investor’s circumstances and financial condition and is able to bear the risks associated with an investment in the Shares. To the extent it is participating in the Exchange, the Undersigned and each Investor understands that it should consult with its own tax advisors in order to determine the U.S. federal, state, local and non-U.S. tax consequences of the Exchange and the ownership or disposition of the Shares, in light of the Undersigned’s and each investor’s particular circumstances.
(h)The Undersigned and each Investor confirms that it and each Investor is not relying on any communication (written or oral) of the Company, the Placement Agent or any of their respective affiliates or representatives as investment advice or as a recommendation to acquire the Shares in the Exchange or provide the Consent, as applicable. It is understood that information provided by the Company, the Placement Agent or any of their respective affiliates and representatives shall not be considered investment advice or a recommendation to participate in the Exchange or to provide the Consent, as applicable, and that none of the Company, the Placement Agent or any of their respective affiliates or representatives is acting or has acted as an advisor to the Undersigned or any Investor in deciding to participate in the Exchange or provide the Consent.
(i)To the extent it is participating in the Exchange, the Undersigned and each Investor confirms that the Company has not (i) given any guarantee, representation or warranty as to the potential success, return, effect or benefit (either legal, regulatory, tax, financial, accounting or otherwise) of an investment in the Shares or (ii) made any representation or warranty to the Undersigned or any Investor regarding the legality of an investment in the Shares under applicable legal investment or similar laws or regulations. In deciding to participate in the Exchange, if applicable, the Undersigned and each Investor is not relying on the advice or recommendations of the Company and the Undersigned and each Investor has made its own independent decision that the investment in the Shares is suitable and appropriate for it.
(j)To the extent it is participating in the Exchange, the Undersigned and each Investor is familiar with the business and financial condition and operations of the Company and its subsidiaries, and the Undersigned and each Investor has had the opportunity to conduct its own investigation of the Company and its subsidiaries and the Shares and has consulted with its own advisors concerning such matters and shall be responsible for making its own independent investigation and appraisal of the transactions contemplated hereby. The Undersigned and each Investor has had access to the SEC filings of the Company and such other information concerning the Company and its subsidiaries and the Shares as it deems necessary to enable it to make an informed investment decision concerning the Exchange and the Consent Transaction, as applicable. The Undersigned and each Investor has been offered the opportunity to ask such questions of the Company and its representatives and received answers thereto, as it deems necessary to enable it to make an informed investment decision concerning the Exchange and the Consent Transaction, as applicable.
(k)The Undersigned and each Investor is  an institutional “accredited investor” as defined in Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act and it and any account (including for purposes of this Section 3(k), the Accounts) for which it is acting (for which it has sole investment discretion) is a “qualified institutional buyer” as defined in Rule 144A under the Securities Act. To the extent it is participating in the Exchange, the Undersigned and each Investor agrees to furnish any additional information reasonably requested by the Company or any of its affiliates to assure compliance with applicable U.S. federal and state securities laws in connection with the Exchange.
(l)To the extent it is participating in the Exchange, the Undersigned and each Investor is not, and has not been during the consecutive three month period preceding the date hereof and as of the Closing Date, will not be, a director, officer or “affiliate” within the meaning of Rule 144 promulgated under the Securities Act (an “Affiliate”) of the Company. To its knowledge, the applicable Investor that is participating in the Exchange, if any, did not acquire any of the Exchanged Notes, directly or indirectly, from an Affiliate of the Company. Each Investor that is participating in the Exchange, if any, beneficially owns and will beneficially own as of the Closing Date (but without giving effect to the Exchange) (a) less than 5% of the outstanding Common Stock of the Company and (b) less than 5% of the aggregate number of votes that may be cast by holders of those outstanding securities of the Company that entitle the holders thereof to vote generally on all matters submitted to the Company’s stockholders for a vote. No Investor that is participating in the Exchange, if any, is a subsidiary, Affiliate or, to its knowledge, otherwise closely-related to any director or officer of the Company (each such director or officer, a “Related Party”). To its knowledge, no Related Party beneficially owns 5% or more of the outstanding voting equity, or votes entitled to be cast by the outstanding voting equity, of the applicable Investor that is participating in the Exchange, if any.
(m)Neither the Undersigned nor any Investor is directly, or indirectly through one or more intermediaries, controlling or controlled by, or under direct or indirect common control with, the Company.

(n)Each Investor (including the Undersigned, if applicable) that is participating in the Exchange, if any, is acquiring the Shares solely for its own beneficial account (or for any account (including for purposes of this Section 3(n), the Accounts) for which it has sole investment discretion), for investment purposes, and not with a view to, or for resale in connection with, any distribution of the Shares. To the extent it is participating in the Exchange, the Undersigned and each Investor understands that the offer and sale of the Shares have not been registered under the Securities Act or any state securities laws and are being issued without registration under the Securities Act by reason of specific exemption(s) under the provisions thereof which depend in part upon the investment intent of the Investors and the accuracy of the other representations and warranties made by the Undersigned and each Investor in this Agreement. To the extent it is participating in the Exchange, the Undersigned and the Investors understand that the Company, external legal counsel to the Company (“Company Counsel”) and the Placement Agent are each entitled to rely upon the representations, warranties and agreements contained in this Agreement (and any supplemental information provided to the Company and the Placement Agent by the Undersigned or the Investors) for the purpose of determining whether this transaction meets the requirements for such exemption(s) and to issue the Shares without legends as set forth herein.
(o)To the extent it is participating in the Exchange, the Undersigned and each Investor acknowledges and agrees that the terms of the Exchange have been mutually negotiated between the Undersigned (on behalf of the Investors) and the Company. To the extent it is participating in the Exchange, the Undersigned and each Investor was given a meaningful opportunity to negotiate the terms of the Exchange.
(p)To the extent it is participating in the Exchange, the Undersigned and each Investor acknowledges and agrees that it had a sufficient amount of time to consider whether to participate in the Exchange and that neither the Company nor the Placement Agent has placed any pressure on the Undersigned or any Investor to respond to the opportunity to participate in the Exchange. To the extent it is participating in the Exchange, the Undersigned and each Investor acknowledges and agrees that it did not become aware of the Exchange through any form of general solicitation or advertising within the meaning of Rule 502(c) of Regulation D under the Securities Act or otherwise through a “public offering” within the meaning of Section 4(a)(2) of the Securities Act, nor did it receive any such general solicitation, advertising or public offering with respect to the Exchange, the Notes, the Shares or the Company.
(q)No broker, investment banker, finder or other person has been retained by or authorized to act on behalf of the Undersigned or any Investor in connection with the transactions contemplated hereby, and no commission or other remuneration has been paid or given directly or indirectly by or on behalf of the Undersigned in connection therewith.
(r)The Undersigned and/or any Investor will, upon request, execute and deliver, for itself and on behalf of any Investor, any additional documents deemed by the Company, the Trustee, WSFS (as defined below) or the Transfer Agent to be reasonably necessary to complete the transactions contemplated by this Agreement.
(s)To the extent it is participating in the Exchange, the Undersigned and/or any Investor is acquiring the Shares solely in exchange for the Exchanged Notes and has not provided, and will not provide on or prior to the Closing Date, any additional consideration of value.

Likewise, to the extent it is participating in the Consent Transaction, the Undersigned and/or any Investor is providing its Consent solely in exchange for the Consent Fee and has not provided, and will not provide on or prior to the Closing Date, any additional consideration of value.
(t)No later than one (1) business day after the date hereof, the Undersigned shall deliver in writing to the Company settlement instructions, to the extent applicable, substantially in the form of Exhibit B attached to this Agreement for each of the Investors.
(u)The Undersigned acknowledges that the Company may issue appropriate stop-transfer instructions to the Transfer Agent, if any, and may make appropriate notations to the same effect in its books and records to ensure compliance with the provisions of this Section 3.
(v)The Undersigned and each Investor acknowledges and agrees that the Placement Agent has not acted as a financial advisor or fiduciary to the Undersigned or any Investor and that the Placement Agent and its respective directors, officers, employees, representatives and controlling persons have no responsibility for making, and have not made, any independent investigation of the information contained herein or in the Company’s SEC filings and make no representation or warranty to the Undersigned or any Investor, express or implied, with respect to the Company, the Exchanged Notes, the Shares, the Consent Transaction or the accuracy, completeness or adequacy of the information provided to the Undersigned or any Investor (if any) or any other publicly available information, nor shall any of the foregoing persons be liable for any loss or damages of any kind resulting from the use of the information contained therein or otherwise supplied to the Undersigned or any Investor.
(w)The Company and its agents shall be entitled to deduct and withhold from any consideration payable pursuant to this Agreement such amounts as may be required to be deducted or withheld under applicable law, and shall be provided with a Form W-9 or the appropriate series of Form W-8, in order to establish whether any Investor is entitled to an exemption from (or reduction in the rate of) withholding. To the extent any such amounts are withheld and remitted to the appropriate taxing authority, such amounts shall be treated for all purposes as having been paid to the Investor to whom such amounts otherwise would have been paid.
(x)The Undersigned and each Investor acknowledges and understands that at the time of the Closing, the Company may be in possession of material non-public information not known to the Undersigned or any Investor that may impact the value of the Notes, including the Exchanged Notes, and the Shares (“Information”) that the Company has not disclosed to the Undersigned or any Investor. The Undersigned and each Investor acknowledges and agrees that it has not relied upon the non-disclosure of any such Information for purposes of making its decision to participate in the Exchange and/or the Consent Transaction, as applicable. The Undersigned and each Investor understands, based on its experience, the disadvantage to which the Undersigned and each Investor is subject due to the disparity of information between the Company, on the one hand, and the Undersigned and each Investor, on the other hand. Notwithstanding this, the Undersigned and each Investor has deemed it appropriate to participate in the Exchange and/or the Consent Transaction, as applicable. The Undersigned and each Investor agrees that the Company and its directors, officers, employees, agents, stockholders and affiliates shall have no liability to the Undersigned or any Investor or their respective beneficiaries whatsoever due to or in connection with the Company’s use or non-disclosure of the Information or otherwise as a result of the Exchange and/or the Consent Transaction, as applicable, and the Undersigned and each Investor hereby irrevocably waives any claim that it or any Investor might have based on the failure of the Company to disclose the Information.
(y)To the extent it is participating in the Exchange, the Undersigned and each Investor acknowledges and understands that no federal, state, local or foreign agency has passed upon the merits or risks of an investment in the Shares or made any finding or determination concerning the fairness or advisability of this investment.
(z)The operations of the Undersigned and each Investor have been conducted in material compliance with the applicable rules and regulations administered or conducted by the U.S. Department of Treasury Office of Foreign Assets Control (“OFAC”), the applicable rules and regulations of the Foreign Corrupt Practices Act (“FCPA”) and the applicable Anti-Money Laundering (“AML”) rules in the Bank Secrecy Act. The Undersigned has performed due diligence necessary to reasonably determine that each Investor is not named on the lists of denied parties or blocked persons administered by OFAC, resident in or organized under the laws of a country that is the subject of comprehensive economic sanctions and embargoes administered or conducted by OFAC (“Sanctions”), are not otherwise the subject of Sanctions and have not been found to be in violation or under suspicion of violating OFAC, FCPA or AML rules and regulations.
(aa)The Undersigned and each Investor acknowledges and agrees that it has not disclosed, and will not disclose, to any third party any information regarding the Company or the Exchange, and that it has not transacted, and will not transact, in any securities of the Company, including, but not limited to, any hedging transactions, from the time the Holder was first contacted by the Company or the Placement Agent with respect to the Transactions until after the confidential information (as described in the confirmatory email received by the Holder from the Placement Agent (the “Wall Cross Email”)) is made public.
(bb)If the Undersigned is exchanging any Exchanged Notes and acquiring the Shares     as a fiduciary or agent for one or more accounts (including for purposes of this Section 3(bb), the Accounts which are Investors), it represents that (i) it has sole investment discretion with respect to each such account, (ii) it has full power to make the foregoing representations, warranties and covenants on behalf of such account and (iii) it has contractual authority with respect to each such account.
(cc)The Undersigned and each Investor understands and agrees that the Company, the Placement Agent and others will rely upon the truth and accuracy of the foregoing representations, warranties and covenants and agrees that if any of the representations and warranties deemed to have been made by it or the Investors by their participation in the transactions contemplated by this Agreement and, if applicable, acquisition of the Shares are no longer accurate, the Undersigned and the applicable Investor shall promptly notify the Company and the Placement Agent. The Undersigned and each Investor understands and agrees that, unless and except to the extent the Undersigned or an Investor notifies the Company in writing to the contrary before the Closing, each of the Undersigned’s and Investors’ representations and warranties contained in this Agreement will be deemed to have been reaffirmed and confirmed as of the Closing.

4.Conditions to Obligations of the Undersigned, the Investors and the Company. The obligations of the Undersigned and the Investors under this Agreement are subject to the satisfaction at or prior to the Closing of the following conditions precedent: (a) the representations and warranties of the Company contained in Section 2 hereof shall be true and correct as of the Closing in all respects with the same effect as though such representations and warranties had been made as of the Closing, (b) the covenants of the Company contained in Section 2 hereof to be performed at or before the Closing shall have been performed, (c) no provision of any applicable law or any judgment, ruling, order, writ, injunction, award or decree of any governmental authority shall be in effect prohibiting or making illegal the consummation of the transactions contemplated by this Agreement, and (d) to the extent the Undersigned and the Investors are participating in the Exchange, the Shares shall have been approved for listing on the NYSE.
The obligations of the Company under this Agreement are subject to the satisfaction (i) at or prior to the Closing of the following conditions precedent: (x) the representations and warranties of the Undersigned and the Investors contained in Section 3 hereof shall be true and correct as of the Closing in all respects with the same effect as though such representations and warranties had been made as of the Closing, (y) the covenants of the Undersigned and the Investors contained in Section 3 hereof to be performed at or before the Closing shall have been performed, and (z) no provision of any applicable law or any judgment, ruling, order, writ, injunction, award or decree of any governmental authority shall be in effect prohibiting or making illegal the consummation of the transactions contemplated by this Agreement and (ii) to the extent the Undersigned and the Investors are participating in the Consent Transaction, that the Consent shall have been submitted to DTC in accordance with the procedures set forth in Exhibit C within four business days from the date of this Agreement.
5.Waiver, Amendment. Neither this Agreement nor any provisions hereof shall be modified, changed or discharged, except by an instrument in writing, signed by the Company and the Undersigned.
6.Assignability. No person shall assign this Agreement nor any right, remedy, obligation or liability arising hereunder or by reason hereof or, in the case of the Investors that are participating in the Exchange, any of the Exchanged Notes held by such Investors, without the prior written consent of the Company (in the case of assignment Undersigned or any Investor), or the applicable Investor (in the case of assignment by the Company).
7.Waiver of Jury Trial. EACH OF THE COMPANY AND THE UNDERSIGNED (ON BEHALF OF ITSELF AND EACH INVESTOR) HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY WITH RESPECT TO ANY LEGAL PROCEEDING ARISING OUT OF THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT.
8.Governing Law. This Agreement, its negotiation and any related disputes shall in all respects be governed by and construed in accordance with the laws of the State of New York, without giving effect to such state’s rules concerning conflicts of laws that might provide for any other choice of law.
9.Submission to Jurisdiction. Each of the Company and the Undersigned (on behalf of itself and each Investor): (a) agrees that any legal suit, action or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby shall be instituted exclusively in the courts of the State of New York located in the City and County of New York or in the United States District Court for the Southern District of New York; (b) waives any objection that it may now or hereafter have to the venue of any such suit, action or proceeding; and (c) irrevocably consents to the jurisdiction of the aforesaid courts in any such suit, action or proceeding. Each of the Company and the Undersigned (on behalf of itself and each Investor) agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.
10.Venue. Each of the Company and the Undersigned (on behalf of itself and each Investor) irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any court referred to in Section 9. Each of the Company and the Undersigned (on behalf of itself and each Investor) irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.
11.Service of Process. Each of the Company and the Undersigned (on behalf of itself and each Investor) irrevocably consents to service of process in the manner provided for notices in Section 12. Nothing in this Agreement will affect the right of the Company or the Undersigned (on behalf of itself and each Investor) to serve process in any other manner permitted by law.
12.Notices. All notices and other communications to the Company provided for herein shall be in writing and shall be deemed to have been duly given if delivered personally, sent by prepaid overnight courier (providing written proof of delivery) or sent by confirmed facsimile transmission or electronic mail and will be deemed given on the date so delivered (or, if such day is not a business day, on the first subsequent business day) to the following addresses, or in the case of the Undersigned and each Investor, the address provided on its signature page or Exhibit B attached to this Agreement (or such other address as the Company or the Undersigned shall have specified by notice in writing to the other):

3D Systems Corporation 333 Three D Systems Circle Rock Hill, South Carolina 29730 Attention: Andrew Wright Email: drew.wright@3dsystems.com
13.Binding Effect. The provisions of this Agreement shall be binding upon and accrue to the benefit of the Company, the Undersigned and each Investor and their respective heirs, legal representatives, successors and assigns. This Agreement constitutes the entire agreement between the Company, the Undersigned and each Investor with respect to the subject matters hereof. This Agreement may be executed by one or more of the parties hereto in any number of separate counterparts (including by facsimile or other electronic means, including telecopy, email or otherwise), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.  Delivery of an executed signature page of this Agreement by facsimile or other transmission (e.g., “pdf” or “tif” format) shall be effective as delivery of a manually executed counterpart hereof.
14.Notification of Changes. After the date of this Agreement, each of the Company and the Undersigned hereby covenants and agrees to notify the other upon the occurrence of any event prior to the Closing pursuant to this Agreement that would cause any representation, warranty or covenant of the Company or the Undersigned, as the case may be, contained in this Agreement to be false or incorrect.
15.Reliance by the Placement Agent and Company Counsel. The Placement Agent and Company Counsel may each rely on each representation and warranty of the Company and each Investor made herein or pursuant to the terms hereof with the same force and effect as if such representation or warranty were made directly to the Placement Agent and Company Counsel. The Placement Agent and Company Counsel shall each be a third-party beneficiary of this Agreement to the extent provided in this Section 15.
16.Severability. If any term or provision of this Agreement (in whole or in part) is invalid, illegal or unenforceable in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other term or provision of this Agreement or invalidate or render unenforceable such term or provision in any other jurisdiction.
17.Survival. The representations and warranties of the Company and the Undersigned contained in this Agreement or made by or on behalf of the Investors pursuant to this Agreement shall survive the consummation of the transactions contemplated hereby.
18.Termination. This Agreement may be terminated and the transactions contemplated hereby abandoned (a) by mutual agreement of the Company and the Undersigned in writing or (b) by either the Company or the Undersigned if the conditions to such party’s obligations set forth herein have not been satisfied (unless waived by the party entitled to the benefit thereof), and the Closing has not occurred on or before December 23, 2025 without liability of either the Company or the Undersigned or the Investors, as the case may be; provided that neither the Company nor the Undersigned shall be released from liability hereunder if the Agreement is terminated and the transactions abandoned by reason of the failure of such person, as the case may be, to have performed its obligations hereunder. Except as provided above, if this Agreement is terminated and the transactions contemplated hereby are not concluded as described above, the Agreement will become void and of no further force and effect.
19.Taxation; Withholding; Required Tax Forms. Each Investor (or Account(s) of such Investor, if applicable) shall deliver to the Company, at least one (1) business day prior to the Closing Date, an accurately completed and duly executed IRS Form W-9 or IRS Form W-8BEN, W-8BEN-E, W-8IMY or W-8ECI, as applicable (or any successor form) as described in Exhibit E. Any forms required to be delivered to the Company pursuant to this Section 19 shall be delivered in accordance with Section 12; provided that such communication shall be made via electronic mail.

[SIGNATURE PAGE FOLLOWS]

Very truly yours,
3D Systems Corporation
By Name: Title:

Please confirm that the foregoing correctly sets forth the agreement between the Company and the Undersigned by signing in the space provided below for that purpose.

                     AGREED AND ACCEPTED:

Investor:
[_____________], in its capacity as described in the first paragraph hereof By Name: Title:

EXHIBIT A

Investor Information

Investor	Aggregate Principal Amount of Exchanged Notes [1]	Aggregate Principal Amount of Consenting Secured Notes[2]	Shares Deliverable on the Closing Date[3]	Consent Fee Deliverable on the Closing Date[4]

1 If the Investor intends to participate in the Exchange, insert the principal amount of Notes to be exchanged.
2 If the Investor intends to participate in the Consent Transaction, insert the principal amount of Consenting Secured Notes that will so participate.
3 If the Investor intends to participate in the Exchange, insert the number of shares equal to the quotient of (1) the product of (x) 95.625% and (y) the aggregate principal amount of Exchanged Notes held by such Investor and (2) $1.77, rounded down to the nearest whole number.
4 If the Investor intends to participate in the Consent Transaction, insert the cash amount equal to the product of (1) 2% and (2) the aggregate principal amount of Consenting Secured Notes held by such Investor.
A-1

EXHIBIT B
Investor:

_______________________________________________

Investor Address:

Telephone:
Country of Residence:

Taxpayer Identification Number:

Account for Shares:
DTC Participant Number:
DTC Participant Name:
DTC Participant Phone Number:
DTC Participant Contact Email:
FFC Account #:
Account # at Bank/Broker:
Account for Notes:
DTC Participant Number:
DTC Participant Name:
DTC Participant Phone Number:
DTC Participant Contact Email:
FFC Account #:
Account # at Bank/Broker:
Wire Instructions for Consent Fee
ABA Routing Number:
Beneficiary Account Name:
SWIFT Code:
Beneficiary Account Number:

Exchange and Consent Fee Payment Procedures
NOTICE TO INVESTOR

Attached are the Exchange and Consent Fee Payment Procedures for the settlement of the exchange of 0% Convertible Senior Notes due 2026, CUSIP 88554D AD8 (the “Exchanged Notes”) of 3D Systems Corporation, a Delaware corporation (the “Company”), for the “Shares” (for the Investors that participate in the Exchange) and payment of the “Consent Fee” (for the Investors that participate in the Consent Transaction) (each as defined in and pursuant to the Exchange and Consent Agreement between you and the Company), which is expected to occur on or about December 16, 2025. To ensure timely settlement for the Shares and/or Consent Fee, as applicable, please follow the instructions as set forth below. Capitalized terms used but not defined have the meanings set forth in the Exchange and Consent Agreement.

These instructions supersede any prior instructions you received. Your failure to comply with these instructions may delay your receipt of the Shares and/or the Consent Fee, as applicable.

If you have any questions, please contact Edward Collins of J. Wood Capital Advisors LLC at 408-691-8384.

If participating in the Exchange, you must comply with the procedures described below in order to complete the Exchange and to receive the Shares in respect of the Exchanged Notes on the Closing Date. Likewise, if participating in the Consent Transaction, you must comply with the procedures described below in order to receive the Consent Fee in respect of the Consent on the Closing Date.

For Investors Participating in the Exchange

To deliver Exchanged Notes:

You must post, no later than 9:00 a.m., New York City time on the Closing Date, a withdrawal request for the Exchange Notes through the DTC via DWAC. It is important that this instruction be submitted and the DWAC posted on the Closing Date.

To receive the Shares:

You must direct your eligible DTC participant through which you wish to hold a beneficial interest in the Shares to be issued upon exchange to post on the Closing Date no later than 9:00 a.m., New York City time, a one-sided deposit instruction through DTC via DWAC for the Shares deliverable in respect of the Exchanged Notes. It is important that this instruction be submitted and the DWAC posted on the Closing Date.

Computershare Trust Company, N.A. is the Transfer Agent and Registrar for the Common Stock (CUSIP No. 88554D 205).

For Investors Participating in the Consent Transaction

To receive the Consent Fee: You must provide evidence that the Consent was submitted to DTC in accordance with the procedures set forth in Exhibit C.

EXHIBIT B

Closing: Expected to occur on or about December 16, 2025, after the Company receives your delivery instructions as set forth above and a withdrawal request in respect of the applicable Exchanged Notes has been posted as specified above, and subject to the satisfaction of the conditions to Closing as set forth in the Exchange and Consent Agreement, the Company will deliver the Shares in respect of the Exchanged Notes to be delivered on the Closing Date in accordance with the delivery instructions above and the Exchange and Consent Agreement and will deliver the Consent Fee in respect of the Consenting Secured Notes in accordance with the Exchange and Consent Agreement.

EXHIBIT C

Consent Procedures

NOTICE TO INVESTOR

You are being asked to consent to a supplemental indenture to that certain Indenture (the “Secured Notes Indenture”), dated as of June 23, 2025, by and between the 3D Systems Corporation, a Delaware corporation (the “Company”), the guarantors party thereto and Wilmington Savings Fund Society, FSB, as trustee and collateral agent, relating to the Company’s 5.875% Convertible Senior Secured Notes due 2030 issued thereunder, the purpose of which is to remove or amend certain covenants from the Secured Notes Indenture.

Instructions

Within four business days from the date of the Exchange and Consent Agreement, you are required to do the following:

1.Instruct your DTC participant to complete the attached “Instruction Letter to DTC” set forth in Annex 1 to this Exhibit C. Only the yellow highlighted information can and needs to be filled in. Do not revise any text that is not yellow highlighted. Your participant can execute one letter with respect to multiple beneficial owners as long as they hold the same CUSIP.

2.Instruct your DTC participant to sign the completed Instruction Letter to DTC and affix their medallion stamp where noted on page C-4. If this requirement is not met then DTC will reject your consent. Do not sign on page C-6 – this is where Cede & Co. will sign.

3.Instruct your DTC participant to PDF as one single file (i) the completed and signed Instruction Letter to DTC (all four pages, including the Cede Letter attached to it) and (ii) the Secured Notes Indenture that is attached hereto as Annex 2 to this Exhibit C.

4.Instruct your DTC Participant to submit the single PDF file through the MyDTCC portal. Annotated instructions on how to do this are attached as “MyDTCC Instructions” in Annex 3 to this Exhibit C. Please make sure your participant reads and follows these submission instructions.

5.Your DTC participant will receive electronically the executed Cede consent letter. Ask your DTC participant to share that with you as soon as possible and forward it to Edward Collins of J. Wood Capital Advisors LLC at edward.collins@jwoodcapital.com and Lawton B. Way of McGuireWoods LLP, counsel to the Company, at lway@mcguirewoods.com as soon as you receive it.

If you have any questions, please contact Edward Collins of J. Wood Capital Advisors LLC at 408-691-8384.

Thank you.

ANNEX 1
TO EXHIBIT C

Instruction Letter to DTC

ANNEX 2
TO EXHIBIT C

Secured Notes Indenture

ANNEX 3
TO EXHIBIT C

MyDTCC Instructions

EXHIBIT D

Form of Supplemental Indenture

[See attached]

3D SYSTEMS CORPORATION

AND
WILMINGTON SAVINGS FUND SOCIETY, FSB,
as Trustee and Collateral Agent
SECOND SUPPLEMENTAL INDENTURE
Dated as of [DATE]
to
INDENTURE
Dated as of June 23, 2025

5.875% Convertible Senior Secured Notes due 2030

This SECOND SUPPLEMENTAL INDENTURE, dated as of [DATE], is between 3D SYSTEMS CORPORATION, a Delaware corporation, as issuer (the “Company”), and WILMINGTON SAVINGS FUND SOCIETY, FSB, a federal savings bank, as Trustee and as Collateral Agent.
RECITALS
WHEREAS, the Company and 3D Systems, Inc. and 3D Holdings, LLC, as Guarantors, have heretofore executed and delivered to the Trustee and the Collateral Agent the Indenture, dated as of June 23, 2025 (as supplemented by the First Supplemental Indenture, dated as of October 1, 2025, the “Original Indenture”), providing for the issuance of 5.875% Convertible Senior Secured Notes due 2030 (the “Notes”);
WHEREAS, pursuant to Section 10.02 of the Original Indenture, with the consent of the Holders of more than two-thirds in aggregate principal amount of the Notes then outstanding (the “Requisite Consents”), the Company and the Trustee may from time to time and at any time amend or supplement the Original Indenture for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Original Indenture, any supplemental indenture or the Notes or modifying in any manner the rights of the Holders, other than as expressly provided therein;
WHEREAS, the Company has entered into a series of privately negotiated exchange agreements (the “Exchange Agreements”), each dated December [--], 2025, with certain beneficial owners of the Notes, pursuant to which the Company has agreed to exchange the Company’s 0% Convertible Senior Notes due 2026 (the “2026 Notes”) held by such beneficial owners for shares of the common stock of the Company, par value $0.001 per share, and separately, such beneficial owners have agreed to consent to the amendments to the Original Indenture set forth herein (the “Proposed Amendments”), upon the terms and subject to the conditions set forth in the Exchange Agreements; and
WHEREAS, the Exchange Agreements contemplate the Proposed Amendments set forth herein and a supplemental indenture in respect of the Proposed Amendments being executed and delivered, with the operation of the Proposed Amendments being subject to, among other things, the receipt by the Company of the Requisite Consents;
WHEREAS, the Company has received the Requisite Consents to effect the Proposed Amendments and has furnished to the Trustee evidence of such Requisite Consents; and
WHEREAS, all conditions and requirements necessary to make this Second Supplemental Indenture a valid, binding and legal instrument in accordance with its terms have been performed and fulfilled by the parties hereto and the execution and delivery thereof have been in all respects duly authorized by the parties hereto.
NOW, THEREFORE, in consideration of the premises and the covenants and agreements contained herein, and for other good and valuable consideration the receipt of which is hereby acknowledged, the Company and the Trustee hereby agree as follows:

ARTICLE 1
AMENDMENTS

Section 1.01.Amendment to “Qualified Cash” definition. The definition of “Qualified Cash” in the Original Indenture is hereby deleted and amended and restated in its entirety to read as follows:
“‘Qualified Cash’ means, as of any date of determination, all unrestricted cash and/or Cash Equivalents of the Note Parties maintained in Controlled Accounts (subject to any applicable time periods set forth in Sections 4.14 or 4.22 of this Indenture) on such date.”
Section 1.02.Amendment to Section 4.28. Section 4.28 of the Original Indenture is hereby deleted and amended and restated in its entirety to read as follows:
“Section 4.28. Minimum Cash. Commencing with the fiscal quarter ending December 31, 2025, the Note Parties shall, on a consolidated basis, maintain at least Twenty Million ($20,000,000) in Qualified Cash as of the last day of each fiscal quarter.”
Section 1.03.Amendment to Section 4.30. Section 4.30 of the Original Indenture is hereby deleted in its entirety and all references in the Original Indenture to such Section, and to terms defined in such Section or defined in Article 1 but used solely in such Section, are correspondingly deleted in their entirety.
ARTICLE 2
MISCELLANEOUS

Section 2.01.    Interpretation. Capitalized terms used herein without definition shall have the meanings assigned to them in the Original Indenture. The rules of interpretation set forth in the Original Indenture shall be applied hereto as if set forth in full herein.
Section 2.02.    Effectiveness of Amendments to Original Indenture. This Second Supplemental Indenture shall be effective upon the date hereof as first set forth above. In case of conflict between the terms and conditions contained in the Notes or in the Original Indenture and those contained in the Original Indenture, as modified by this Second Supplemental Indenture, the provisions of the Original Indenture, as modified by this Second Supplemental Indenture, shall control.
Section 2.03.    Ratification of Original Indenture; Supplemental Indentures Part of Original Indenture. Except as expressly amended hereby, the Original Indenture is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect. This Second Supplemental Indenture shall form a part of the Original Indenture for all purposes and every Holder of Notes heretofore or hereafter authenticated and delivered shall be bound hereby.

Section 2.04.    The Trustee and Collateral Agent. Neither the Trustee nor the Collateral Agent shall be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Second Supplemental Indenture or for or in respect of the recitals contained herein, all of which recitals are made solely by the Company.

Section 2.05.    Governing Law, Jury Trial Waiver. THIS SECOND SUPPLEMENTAL INDENTURE AND EACH NOTE, AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS SECOND SUPPLEMENTAL INDENTURE AND

EACH NOTE, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO THE CONFLICTS OF LAWS PROVISIONS THEREOF).

EACH OF THE COMPANY, THE TRUSTEE AND THE COLLATERAL AGENT HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS SECOND SUPPLEMENTAL INDENTURE OR THE NOTES.

Section 2.06.    Counterparts. The parties may sign any number of copies of this Second Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement. The exchange of copies of this Second Supplemental Indenture and of signature pages by facsimile or PDF transmission shall constitute effective execution and delivery of this Second Supplemental Indenture as to the parties hereto and may be used in lieu of the original Second Supplemental Indenture for all purposes. Signatures of the parties hereto transmitted by facsimile or PDF shall be deemed to be their original signatures for all purposes.

Section 2.07.    Effect of Headings. The Section headings herein are for convenience only and shall not affect the construction hereof.

Section 2.08.    Successors. All agreements of the Company, the Trustee and the Collateral Agent in this Second Supplemental Indenture shall bind its successors.

Section 2.09.    Severability. In the event any provision of this Second Supplemental Indenture shall be invalid, illegal or unenforceable, then (to the extent permitted by law) the validity, legality or enforceability of the remaining provisions shall not in any way be affected or impaired.

IN WITNESS WHEREOF, the parties hereto have caused this Second Supplemental Indenture to be duly executed, all as of the date first above written.
3D SYSTEMS CORPORATION
By: ______________________________
Name:
Title:
WILMINGTON SAVINGS FUND SOCIETY, FSB, as Trustee and Collateral Agent
By: ______________________________
Name:
Title:

EXHIBIT E

Tax Matters

Backup Withholding Tax

Under U.S. federal income tax law, an Investor (or Account(s) of such Investor, if applicable) generally must provide such Investor’s (or that of the Account(s) of such Investor, if applicable) correct taxpayer identification number (“TIN”) on IRS Form W-9 or otherwise establish a basis for exemption from backup withholding. A TIN is generally an individual holder’s social security number or an Investor’s (or that of the Account(s) of such Investor, if applicable) employer identification number. If the correct TIN is not provided, the Investor (or Account(s) of such Investor, if applicable) may be subject to penalties imposed by the IRS. In addition, certain payments made to holders may be subject to U.S. backup withholding tax (currently set at 24% of the payment). If an Investor (or Account(s) of such Investor, if applicable) is required to provide a TIN but does not have a TIN, the Investor (or Account(s) of such Investor, if applicable) should consult its tax advisor regarding how to obtain a TIN. Certain holders are not subject to these backup withholding and reporting requirements. A Non-U.S. Holder may be required to comply with certain certification procedures to establish that the holder is not a “United States person” (as defined in Section 7701(a) of the Internal Revenue Code of 1986, as amended (the “Code”)) in order to avoid backup withholding (including by delivering an accurately completed and duly executed IRS Form W-8BEN, W-8BEN-E, W-8IMY or W-8ECI, as applicable (or any successor form) or otherwise establish a basis for exemption from backup withholding). U.S. backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules will be allowed as a refund or credit against that holder’s U.S. federal income tax liability, provided that the required information is timely furnished to the IRS. In certain circumstances, information returns may be filed with the IRS. Copies of these information returns may also be made available under the provisions of a specific treaty or agreement to the tax authorities of the country in which the Non-U.S. Holder resides. Investors (or Account(s) of such Investors, if applicable) are urged to consult their tax advisors regarding how to complete the appropriate forms and to determine whether they are exempt from backup withholding or other withholding taxes.

Portfolio Interest Exemption (for Investors (or Account(s) of such Investors, if applicable) That Are Not U.S. Persons for U.S. Federal Income Tax Purposes)

Under U.S. federal income tax law, an Investor (or Account(s) of such Investor, if applicable) that is otherwise not eligible to provide an IRS Form W-9 may claim an exemption from U.S. withholding tax on payments or deliveries attributable to accrued and unpaid interest. Any Investor (or Account(s) of such Investor, if applicable) that claims such an exemption under the so-called “portfolio interest exemption” is hereby deemed to represent and certify (along with providing the applicable IRS Form W-8BEN or W-8BEN-E or W-8IMY) as set forth in Paragraph C below. However, if the Investor (or Account(s) of such Investor, if applicable) is an intermediary, a foreign partnership or other flow-through entity, then the following adjustments will be made:

A.    The following representation will be provided as applied to the Investor (or Account(s) of such Investor, if applicable):

•record ownership under Clause 1 of Paragraph C below, and
•the status in Clause 2 of Paragraph C below.

E-1

B.    The following representations will be provided as applied to the partners, members or beneficial owners claiming the portfolio interest exemption:

•beneficial ownership under Clause 1 of Paragraph C below,
•the status in Clause 2 of Paragraph C below,
•the status in Clause 3 of Paragraph C below, and
•the status in Clause 4 of Paragraph C below.

C.    The following representation will be provided as applied to the Investor (or Account(s) of such Investor, if applicable) as well as the partners, members or beneficial owners claiming the portfolio interest exemption:

1.It is the sole record and beneficial owner of the Old Notes in respect of which it is providing this certification.
2.It is not a “bank” (within the meaning of Section 881(c)(3)(A) of the Code).
3.It is not a “10-percent shareholder” of the Company (within the meaning of Section 881(c)(3)(B) or Section 871(h)(3)(B) of the Code).
4.It is not a “controlled foreign corporation” (as such term is described in Section 881(c)(3)(C) of the Code) related to the Company (within the meaning of Section 864(d)(4) of the Code).

E-2